FORM OF STOCK CERTIFICATE

PHOENIX METALS U.S.A. II, INC.
INCORPORATED UNDER THE LAWS OF THE STATE OF COLORADO
COMMON STOCK
NUMBER	SHARES

This certifies that	CUSIP 719098 10 5 SEE REVERSE FOR CERTAIN DEFINITIONS

is the owner of
FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, $0.001 PAR VALUE, OF PHOENIX METALS U.S.A. II, INC.

(hereinafter called the "Corporation"), transferable upon the books of the Corporation by the holder hereof in person or duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid unless countersigned by the Transfer Agent. Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Date:

SECRETARY	PHOENIX METALS U.S.A. II, INC. CORPORATE SEAL COLORADO	PRESIDENT
Countersigned:
SECURITIES TRANSFER CORPORATION P.O. Box 871629 Dallas, TX 75287
By:	-----------------------------------------------------
TRANSFER AGENT, AUTHORIZED SIGNATURE

PHOENIX METALS U.S.A. II, INC.

TRANSFER FEE $12.00 PER NEW CERTIFICATE ISSUED

A FULL STATEMENT OF THE RELATIVE RIGHTS, INTERESTS, PREFERENCES AND RESTRICTIONS OF EACH CLASS OF STOCK WILL BE FURNISHED BY THE CORPORATION TO ANY SHAREHOLDER UPON WRITTEN REQUEST, WITHOUT CHARGE.

          The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as through they were written out in full according to applicable laws or regulations :

TEN COM                - as tenants in common        UNIF GIFT MIN ACT -              Custodian

TEN ENT                 - as tenants by the entireties                                 ---------------------------------------

JT TEN                   - as joint tenants with right of                                (Cust)                   (Minor)

                             survivorship and not as                                    under Uniform Gifts to Minors

                             tenants in common                                         Act ______________________

                                                                                                          (State)

Additional abbreviations may also be used though not in the above list.

          For value received, ________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER

     IDENTIFYING NUMBER OF ASSIGNEE

[                                                          ] ________________________________________________

_____________________________________________________________________________________________

Please print or typewrite name and address including postal zip code of assignee

______________________________________________________________________________

______________________________________________________________________________

________________________________________________________________________ Shares
of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint ____________________________________________________________________

______________________________________________________________________________

Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated: _________, 19_____

                                                               Signature:

                                                               X______________________________

                                                               X______________________________

Signature Guarantee:

SIGNATURE MUST BE GUARANTEED BY A COMMERCIAL BANK OR
MEMBER FIRM OF A MAJOR STOCK EXCHANGE, OR A TRUST COMPANY

X NOTICE: The signature to this assignment must correspond with the name as written upon the face of the Certificate, in every particular, without alteration or enlargement, or any change whatever.